                                                                     EXHIBIT H-1

                         ----------------------------
                             Dominion Energy, Inc.
                         ----------------------------
                                                           -------------
                         ----------------------------       1% Limited
                            Dominion Kincaid, Inc.          Partnership
-------------            ----------------------------       Interest
 99% General                                               -------------
 Partnership
 Interest
-------------            ----------------------------
                            Kincaid Generation, LLC
                         ----------------------------

                                                                     EXHIBIT H-2

                                -------------
                                   Dominion
                                    Energy
                                     Inc.
                                -------------
            --------------------------  ---------------------------   ---------
--------------------
               Dominion Elwood I, Inc     Dominion Elwood II, Inc.      Dominion Elwood III, Inc.
            --------------------------  ---------------------------   ---------
--------------------
---------------------       ----------------------       ----------------------
--
    50% General                  50% General                   50% General
Partnership Interest         Partnership Interest          Partnership Interest
----------------------      ----------------------       ----------------------
--        -------------
                                                                                          1% Limited
                                                                                          Partnership
                                                                                          Interest
                                                                                         -
------------
              ----------------------        -----------------------        ----
--------------------
               Elwood Energy I, LLC          Elwood Energy II, LLC          Elwood Energy III, LLC
              ----------------------        -----------------------        ----
--------------------
------------
99% General                  -------------------              -----------------
--
Partnership                     100% interest                    100% interest
Interest                     -------------------              -----------------
--
------------
                                            -----------------------        ----
--------------------
                                             Elwood Energy II, LLC          Elwood Energy III, LLC
                                            -----------------------        ----
--------------------

                                [GRAPH]

                     CONSOLIDATED NATURAL GAS COMPANY
                 RELATIONSHIP OF EXEMPT WHOLESALE GENERATOR
                       TO OTHER SYSTEM COMPANIES

                   CONSOLIDATED NATURAL GAS COMPANY

                                            (Wholly owned
                                             subsidiary)

                    CNG INTERNATIONAL CORPORATION

                                            (Wholly owned
                                             subsidiary)

                                       CNG KAUAI, INC.

    (1% Limited                    (1% General Partnership
Parntership Interest)              Interest and 98% Limited
                                     Partnership Interest)

                      KAUAI POWER PARTNERS, L.P.

                                 [GRAPH]

                    CONSOLIDATED NATURAL GAS COMPANY
              RELATIONSHIP OF LATIN AMERICA FOREIGN UTILITY
                    COMPANY TO OTHER SYSTEM COMPANIES
                       CONSOLIDATED NATURAL GAS COMPANY

                                                 (Wholly owned
                                                  subsidiary)

                      CNG INTERNATIONAL CORPORATION

          (8.29% General                         (16.5% Limited
            Partnership                            Partnership
             Interest)                              Interest)
         FONDELEC GENERAL
          PARTNER, L.P.

          (1% General
          Partnership
           Interest)

                       THE LATIN AMERICA ENERGY AND
                         ELECTRICITY FUND I, L.P.